SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             Geoscience Corporation
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                         [GeoScience Corporation Logo]

                                 March 27, 1997

            To Our Stockholders:

              You are cordially invited to attend the 1997 Annual Meeting of Stockholders of GeoScience Corporation to be held on April 28, 1997, at 2:00 P.M., Houston time, at the Omni Ballroom of the Westchase Hilton and Towers, 9999 Westheimer, Houston, Texas 77042.

              At the meeting, you will be asked to consider and vote upon the proposals described in the attached proxy statement. Additionally, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's 1996 Annual Report to Stockholders has been or is being furnished to stockholders.

              Whether or not you plan to attend the Annual Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Annual Meeting, even if you send in your proxy.

              We appreciate your continued interest in GeoScience
         Corporation.

                                                       Sincerely,
                                                    Wendell W. Gamel
                                                 CHAIRMAN OF THE BOARD

                             GEOSCIENCE CORPORATION
                       10500 WESTOFFICE DRIVE, SUITE 210
                              HOUSTON, TEXAS 77042
                                 (713) 780-1881

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1997

To the Stockholders of GeoScience Corporation:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of GeoScience Corporation, a Nevada Corporation ("GeoScience" or the "Company"), will be held at the Omni Ballroom of the Westchase Hilton and Towers, 9999 Westheimer, Houston, Texas 77042 on Monday, April 28, 1997, at 2:00 P.M., Houston time, for the following purposes:

     1. The election of two directors as members of Class I of the Board of Directors.

     2. Ratification of the appointment of Price Waterhouse LLP as independent public accountants for the Company for 1997.

     3. To consider and vote on amendments to the Company's 1996 Equity Incentive Plan.

     4. Such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed March 14, 1997 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournment thereof.

                                                        Sincerely,

                                                    J. RANKIN TIPPINS
                                               VICE PRESIDENT AND SECRETARY

Houston, Texas
MARCH 27, 1997
--------------------------------------------------------------------------------
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.
--------------------------------------------------------------------------------

                             GEOSCIENCE CORPORATION

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is being furnished to the stockholders of GeoScience in connection with the solicitation of proxies by the Board of Directors for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, April 28, 1997, at 2:00 P.M., Houston time, at the Omni Ballroom of the Westchase Hilton and Towers, 9999 Westheimer, Houston, Texas, and at any adjournment or postponement thereof.

     This Proxy Statement, the attached Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders of GeoScience on or about March 31, 1997.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, including any adjournment or postponement thereof, the stockholders of GeoScience will be asked to consider and vote upon the proposals summarized in the attached Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

RECORD DATE; OUTSTANDING SHARES; QUORUM

     Stockholders of record at the close of business on March 14, 1997 (the "Record Date") are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. On the Record Date, the issued and outstanding capital stock of GeoScience consisted of 10,147,600 shares of Common Stock (the "Common Stock"), each of which is entitled to one vote. No other voting securities are outstanding. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of voting stock of GeoScience is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed in order to permit further solicitations of proxies by GeoScience. Proxies given pursuant to this solicitation and not revoked will be voted at any adjournment or postponement of the Annual Meeting in the manner set forth below.

VOTE REQUIRED; ABSTENTIONS AND NON-VOTES

     In conformity with the corporate law of Nevada (the state of the Company's organization) and the Company's articles of incorporation and bylaws, at any meeting of stockholders at which a quorum is present, a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such meeting for vote, unless the matter is one upon which by law or by express provision of the articles of incorporation or bylaws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter. None of the proposals set forth in this proxy statement require a greater vote than a majority of shares. For purposes of determining whether a majority has been obtained with respect to a particular matter, shares as to which there is an abstention from voting and shares as to which a broker does not have authority to vote on such matter will not be treated as present and entitled to vote with respect to such matter.

VOTING BY PROXIES

     SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN A PROXY AND AUTHORITY TO VOTE HAS NOT BEEN WITHHELD, THE SHARES REPRESENTED THEREBY WILL BE VOTED: FOR THE ELECTION OF NOMINEES LISTED HEREIN AS DIRECTORS (PROPOSAL 1); FOR THE

RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 1997 (PROPOSAL 2); FOR THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1996 EQUITY INCENTIVE PLAN (PROPOSAL 3); AND IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the President or Secretary at the Company's principal executive offices, a written revocation or a duly executed proxy bearing a later date or by appearing at the meeting and voting in person. The principal executive offices of the Company are located at 10500 Westoffice Drive, Suite 210, Houston, Texas 77042. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at the Company's principal executive offices.

SOLICITATION OF PROXIES; EXPENSES

     Solicitation of proxies by mail is expected to commence on or about March 31, 1997, and the cost thereof will be borne by the Company. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telecopy, or personal interview. Arrangements also will be made with certain brokerage houses, custodians, nominees and other fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company's stock transfer agent and registrar, Continental Stock Transfer & Trust Co., will assist in the solicitation of proxies for no fee in addition to the monthly fee paid by the Company for stock transfer and registrar services.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     The Company's Articles of Incorporation provide for the classification of the Company's Board of Directors into three classes (Class I, Class II and Class
III), having staggered terms. The current term of office of directors in Class I expires at the Annual Meeting. The terms of office of the directors in Classes II and III will expire at the annual meetings of stockholders to be held in 1998 and 1999, respectively. At the Annual Meeting, two Class I directors will be elected to serve for terms expiring at the annual meeting of stockholders to be held in 2000.

     It is the intention of the persons designated as proxies in the enclosed proxy card, unless the proxy is marked with contrary instructions, to vote for the election of Messrs. Michael C. Forrest and J. Rankin Tippins as Class I directors to serve until the 2000 annual meeting of stockholders and until their successors have been duly elected and qualified. If either of these nominees becomes unavailable for any reason, shares represented by such proxies will be voted for such person or persons, if any, as may be designated by the Board of Directors. At present, it is not anticipated that any nominee will be unable to serve. Directors will be elected by a majority of the votes cast at the Annual Meeting.

PROPOSAL 1: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES

     The following sets forth certain information with respect to the business experience of each nominee during the past five years.

     MICHAEL C. FORREST, age 63, has been a director of the Company since April 1996. Mr. Forrest also is the Senior Vice President of Technology and Business Development at Maxus Energy Corporation (an oil and gas exploration and production company), a position he has held since 1994. He originally joined Maxus in 1992 as Vice Chairman and Chief Operating Officer and served on its Board of Directors until it was acquired by YPF, S.A. in 1995. Previously, he was President of Pecten International Co., a company engaged in the business of oil and gas exploration that is a subsidiary of Shell U.S.A. During his 37 years of service with Shell, Mr. Forrest served in various exploration and management positions. Mr. Forrest also is a director of Tech-Sym Corporation.

     J. RANKIN TIPPINS, age 44, has been a director and Vice President, General Counsel and Secretary of the Company since March 1996. Mr. Tippins also has been the Secretary and General Counsel of Tech-Sym Corporation for more than the past five years.

CONTINUING DIRECTORS

     The following sets forth certain information with respect to all members of the Board of Directors whose current terms will continue after the Annual Meeting. Information is provided concerning the business experience of each continuing director during the past five years and the other directorships held by each continuing director.

CLASS II DIRECTOR -- TERM EXPIRING 1998

     W. L. CREECH, age 69, has been a director of the Company since April 1996. Since his retirement from the United States Air Force as a Four Star General in 1984, General Creech has been an independent business consultant and speaker. He is the author of THE FIVE PILLARS OF TQM. General Creech also serves as a director of Tech-Sym Corporation, Comarco, Inc. (a service provider for the defense and communications industries), and ESEA Corporation (an engineering services company).

     RICHARD F. MILES, age 48, has been a director and the President of the Company since March 1996. Mr. Miles served as President of Syntron from January 1990 until November 1995 at which time he was elected Chairman of Syntron. In addition, Mr. Miles was elected Chairman of CogniSeis in June 1995 and served as President of CogniSeis from January 1996 to October 1996. Prior to his association with Syntron and CogniSeis, Mr. Miles had been General Manager of Geosource Marine starting in 1984 and, when Halliburton Geophysical Services ("HGS") acquired Geosource Marine in 1988, he became the Manager of the HGS North America Marine and Central Marine Support, which continued the former marine seismic data acquisition business of Geosource Marine. Mr. Miles currently serves as Chairman of the International Association of Geophysical Contractors (IAGC), an industry trade group.

     EDWARD R. PRINCE, Jr., age 67, has been a director since September 1996. Mr. Prince currently is Vice Chairman of Zydeco Energy Inc., an independent oil and gas exploration company. Until 1994, Mr. Prince served as Chairman and Chief Executive Officer of Digicon, Inc., a company he co-founded in 1965.

CLASS III DIRECTOR -- TERM EXPIRING 1999

     WENDELL W. GAMEL, age 67, has been Chairman of the Board of the Company since April 1996. Mr. Gamel also is Chairman of the Board and President of Tech-Sym Corporation, positions he has held for more than the past five years.

     CHRISTOPHER C. KRAFT JR., age 73, has been a director of the Company since April 1996. Dr. Kraft has been a consultant to the aerospace industry since his retirement as Director of the NASA Johnson Space Center in 1982. He was Flight Director for all of the Mercury missions and many of the Gemini missions. Dr. Kraft also is a director of Tech-Sym Corporation.

     RAY F. THOMPSON, age 60, has been a director and Vice President, Chief Financial Officer and Treasurer of the Company since March 1996. Mr. Thompson also has been the Treasurer, Controller and Chief Financial Officer of Tech-Sym Corporation for more than the past five years. In February of 1993, he was elected to the additional office of Vice President of Tech-Sym Corporation.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During 1996, the Board of Directors held four (4) meetings. Committees of the Board of Directors included a Compensation Committee and an Audit Committee.

     The Audit Committee currently is composed of Messrs. Creech, Forrest and Prince. The Audit Committee held one (1) meeting in 1996. The Audit Committee examines and considers matters relating to (i) the financial affairs of the Company, including reviewing the Company's annual financial statements, (ii) the scope and adequacy of the independent annual audit and internal audits, and
(iii) the effectiveness and adequacy of the Company's internal and accounting controls, including matters addressed in the independent public accountants' letter to management.

     The Compensation Committee currently is composed of Messrs. Creech, Forrest and Kraft. The Compensation Committee held two (2) meetings during 1996. The functions of the Compensation Committee include (i) considering and making recommendations to the Board of Directors with respect to programs for human resource development and management organization and succession, (ii) approving changes in senior executive compensation, (iii) making recommendations to the Board of Directors regarding compensation matters and policies and (iv) administering the Company's 1996 Equity Incentive Plan ("Stock Plan"), including the selection of participants, the determination of the type and number of awards to be granted and any interpretation of the Stock Plan.

     During 1996, each of the directors of GeoScience attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which he served.

COMPENSATION OF DIRECTORS

     During 1996, those members of the Board who were not employees of either the Company or Tech-Sym Corporation were paid a fee of $1,000 for attendance at each Board meeting and a fee of $250 for attendance at each meeting of a committee of the Board. Board members who were either employees of the Company or Tech-Sym Corporation did not receive any fees. Members of the Board who were not current or former employees of the Company or Tech-Sym Corporation also were paid an annual retainer of $12,000.

     Under the Stock Plan, each director of the Company who was not an employee of either the Company or Tech-Sym Corporation automatically received an option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the arithmetic average, without regard to number of shares, of the closing price on the Nasdaq National Market for thirty (30) consecutive trading days after the closing of the Company's offering of the Company's Common Stock effective May 17, 1996, as reported in THE WALL STREET JOURNAL ($17.55). Thereafter, each such director of the Company who is not either an employee of the Company or Tech-Sym Corporation receives on the day following each annual meeting of the Company's stockholders (commencing with the 1997 Annual Meeting) an option to purchase 1,000 shares of Common Stock at an exercise price per share equal to the closing share price of the Common Stock on the date of grant. Each person who becomes a director of the Company after the initial grants and who is not either an employee of the Company or Tech-Sym Corporation receives an initial option award to purchase 10,000 shares of Common Stock on the date of such person's election or appointment at an exercise price per share equal to the closing share price of the Common Stock on the date of grant. Each such Director option becomes exercisable six months from the date of grant (or, if earlier, the date of a Change in Control) and has a term of 10 years, subject to earlier termination depending upon continuity of service on the Boards.

     In addition to the option to purchase 10,000 shares of Common Stock and subject to approval and ratification by the stockholders of the Company at the Annual Meeting, each director of the Company who was not a director of the Company or its affiliates and who was a director of the Company on December 11, 1996, will receive a one-time option to purchase 10,000 shares of Common Stock of the Company at an exercise price of 100% of the closing price of the Common Stock on December 11, 1996 ($12). Such options shall not be exercisable for a period of six (6) months after December 11, 1996, but shall be immediately exercisable in full thereafter.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The names, ages and current offices of the executive officers of the Company, who are to serve until their successors are elected and qualified, are set forth below.

                NAME                    AGE                OFFICE
-------------------------------------   --- ------------------------------------
Richard C. Cooper....................   38  President of CogniSeis Development,
                                            Inc.
Wendell W. Gamel.....................   67  Chairman of the Board of Directors
John H. Jones........................   59  Vice President
Richard F. Miles.....................   48  President
Bruce H. Nelson......................   45  President of Syntron, Inc.
Ray F. Thompson......................   60  Vice President, Chief Financial
                                            Officer and Treasurer
J. Rankin Tippins....................   44  Vice President, General Counsel and
                                              Secretary

     A description of the business experience during the past five years for each of the executive officers of the Company is set forth below. Unless otherwise noted, positions are with the Company.

     Richard C. Cooper has been President of CogniSeis Development, Inc. since October 1996. He served as Vice President and General Manager of CogniSeis from April 1996 to October 1996. From July 1992 to April 1996, Mr. Cooper served as Manager of the office of CogniSeis in England, which services Europe, Asia and the Middle East. Prior to his association with CogniSeis, Mr. Cooper was Marketing Manager for Earth Search Processing, Inc. from November 1989 to July 1992.

     Wendell W. Gamel has been Chairman of the Board of Directors since April 1996. Mr. Gamel also is Chairman of the Board and President of Tech-Sym Corporation, positions he has held for more than the past five years.

     John H. Jones has been Vice President since August 1996. From February 1994 to August 1996, Mr. Jones was Manager of Contracts for Syntron, Inc. Prior to joining Syntron, Inc., Mr. Jones was Commercial Negotiator with Halliburton Company from 1977 to 1993, and Manager of Contracts for Halliburton Geophysical Service, Inc. from 1990 to February 1994.

     Richard F. Miles has been a director and President of the Company since March 1996. Mr. Miles served as President of Syntron from January 1990 until November 1995 at which time he was elected Chairman of Syntron. In addition, Mr. Miles was elected Chairman of CogniSeis in June 1995 and served as President of CogniSeis from January 1996 to October 1996. Prior to his association with Syntron and CogniSeis, he had been General Manager of Geosource Marine starting in 1984 and, when Halliburton Geophysical Services ("HGS") acquired Geosource Marine in 1988, he became the Manager of the HGS North America Marine and Central Marine Support, which continued the former marine seismic data acquisition business of Geosource Marine. Mr. Miles currently serves as Chairman of the International Association of Geophysical Contractors (IAGC), an industry trade group.

     Bruce H. Nelson has been President of Syntron since December 1995. Mr. Nelson joined Syntron in November 1994 as Vice President of Business Development. From August 1989 until April 1994, Mr. Nelson served as a Vice President of Landmark Graphics (a geoscientific software company), where he also served as General Manager Asia Pacific from August 1989 until December 1993, and Manager of Seismic Service Business Development from December 1993 until October 1994.

     Ray F. Thompson has been a director, Vice President, Chief Financial Officer and Treasurer of the Company since March 1996. Mr. Thompson also has been the Chief Financial Officer and Treasurer of Tech-Sym Corporation for more than the past five years and served as Controller until July 1996. In February of 1993, he was elected to the additional office of Vice President of Tech-Sym Corporation.

     J. Rankin Tippins has been a director, Vice President, General Counsel and Secretary of the Company since March 1996. Mr. Tippins also has been the General Counsel and Secretary of Tech-Sym Corporation for more than the past five years.

                             EXECUTIVE COMPENSATION

     The following table summarizes compensation with respect to the fiscal years ended December 31, 1996 and 1995 for services to the Company in all capacities awarded to, earned by or paid to the Company's chief executive officer and three other executive officers with annual compensation in excess of $100,000 who were serving as executive officers on December 31, 1996. Messrs. Gamel, Thompson and Tippins are full-time employees of Tech-Sym Corporation but devote such time to the affairs of the Company as the Company's needs reasonably require from time to time. The time and effort devoted by these individuals to the Company's affairs is provided to the Company under a Corporate Services Agreement between the Company and Tech-Sym Corporation. Accordingly, the compensation for these individuals is not paid by the Company and is not reported in the following table.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                                        --------------------
                                                                           NO. OF SHARES
                                                                             UNDERLYING
                                                ANNUAL COMPENSATION(1)    OPTIONS GRANTED         ALL OTHER
              NAME AND                          ----------------------  --------------------   COMPENSATION(4)
         PRINCIPAL POSITION             YEAR      SALARY     BONUS(2)     GSCI      TSY(3)           ($)
-------------------------------------   -----   ----------  ----------  ---------  ---------   ----------------
Richard C. Cooper(5).................    1996   $  102,106     -0-         12,000     -0-          $ 10,000
  President of CogniSeis

John C. Jones(5).....................    1996   $   94,440  $   24,973     10,000     -0-          $  5,137
  Vice President

Richard F. Miles.....................    1996   $  195,000  $  140,350(6)  25,000     5,000         $  6,854
  President                              1995   $  183,000  $   67,920       -0-       -0-          $  5,695

Bruce H. Nelson......................    1996   $  140,000  $   50,020     20,000      -0-          $  5,909
  President of Syntron                   1995   $  125,000  $   43,150       -0-       -0-          $  4,233

------------
"GSCI" -- GeoScience Corporation
"TSY" -- Tech-Sym Corporation

(1) Does not include perquisites and other personal benefits because the value of these items did not exceed the lesser of $50,000 or 10% of reported salary and bonus of any of the executive officers.

(2) Bonus amounts were earned during the years indicated, but paid in the first quarter of the following year.

(3) Represents options granted in connection with services rendered to Tech-Sym Corporation.

(4) Each of the amounts in this column are contributions by the Company to the executive officer's account in GeoScience's Retirement (401(k)) Plan, except for Mr. Cooper which amount represents income paid for a housing allowance.

(5) Messrs. Cooper and Jones became executive officers of the Company in October 1996 and August 1996, respectively.

(6) Includes $66,000 paid by Tech-Sym Corporation.

     The following table sets forth information concerning individual grants of stock options by the Company and Tech-Sym Corporation made during fiscal 1996 to the executive officers in their capacities as officers of the Corporation. It has not been the Corporation's policy to grant stock appreciation rights, and no such rights were granted during fiscal 1996.

     The GeoScience options were granted under the Company's 1996 Equity Incentive Plan. The options were granted at market value on the date of grant and are vested and fully exercisable four years after the date of grant. On December 31, 1996, the closing price per share of Common Stock on the Nasdaq was $13.00.

     The Tech-Sym Corporation options included were granted under the Tech-Sym 1990 Stock Option Plan, as amended. The options vest 20% after one year and 20% each six months thereafter. On December 31, 1996, the closing price per share on the NYSE was $29.75.

                    STOCK OPTIONS GRANTED DURING FISCAL 1996

                                                                                                              POTENTIAL REALIZABLE
                                                                                                                VALUE AT ASSUMED
                                                                                                                ANNUAL RATES OF
                                                   NO. OF                                                         STOCK PRICE
                                                 SECURITIES     % OF TOTAL                                      APPRECIATION FOR
                                                 UNDERLYING   OPTIONS GRANTED                                    OPTION TERM(B)
                                                  OPTIONS     TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   --------------------
                NAME                   COMPANY    GRANTED       FISCAL YEAR      PER SHARE(A)       DATE        5%($)     10%($)
-------------------------------------  -------   ----------   ---------------   --------------   ----------   ---------  ---------
Richard C. Cooper....................  GSCI        12,000           3.27           $  12.75         6/19/06      96,240    243,840
John H. Jones........................  GSCI        10,000           2.72           $  12.75         6/19/06      80,200    203,200
Richard F. Miles.....................  GSCI        25,000            6.8           $  12.75         6/19/06     200,500    508,000
                                        TSY         5,000            2.2           $ 34.625         4/29/06     108,875    275,925
Bruce H. Nelson......................  GSCI        20,000           5.44           $  12.75         6/19/06     160,400    406,400

------------
"GSCI" -- GeoScience Corporation
"TSY" -- Tech-Sym Corporation

(a) Includes stock appreciation rights (SARs) awarded in tandem with each Tech-Sym stock option.

(b) In-the-Money Options/SARs are those where the fair market value of the underlying security exceeds the exercise or base price of the option or SAR.

     The following table summarizes for each of the named executive officers the number of Tech-Sym and GeoScience stock options and stock appreciation rights
(SARs), if any, exercised during the year ended December 31, 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options and SARs, if any, held at December 31, 1996, and the aggregate dollar value of in-the-money, unexercised options and SARs, if any, held at December 31, 1996. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option or SAR. Value of the unexercised, in-the-money options or SARs at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1996, which was $29.75 per share for Tech-Sym and $13 per share for GeoScience. THESE VALUES, UNLIKE THE AMOUNTS SET FORTH IN THE COLUMN HEADED "VALUE REALIZED," HAVE NOT BEEN, AND
MAY NEVER BE REALIZED. THE UNDERLYING OPTIONS OR SARS HAVE NOT BEEN, AND MAY NOT BE, EXERCISED; AND ACTUAL GAINS, IF ANY, ON EXERCISE WILL DEPEND ON THE VALUE OF TECH-SYM AND GEOSCIENCE COMMON STOCK ON THE DATE OF EXERCISE. THERE CAN BE NO ASSURANCE THAT THESE VALUES WILL BE REALIZED. Unexercisable options are those which have not yet vested under the vesting schedule in the Company's 1990 Stock Option Plan or GeoScience's 1996 Equity Incentive Plan.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES               VALUE OF
                                                                    UNDERLYING                   UNEXERCISED,
                                                              UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                  SHARES                          FISCAL YEAR-END             AT FISCAL YEAR-END
                                ACQUIRED ON      VALUE      ---------------------------   ---------------------------
    NAME              COMPANY    EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------  -------   -----------   -----------   -----------   -------------   -----------   -------------
Richard C. Cooper...  GSCI         -0-           -0-           -0-            12,000         -0-           $ 3,000
                       TSY         -0-           -0-           -0-           -0-             -0-           -0-
John H. Jones.......  GSCI         -0-           -0-           -0-            10,000         -0-           $ 2,500
                       TSY         -0-           -0-            1,600            400       $  12,800       $ 3,200
Richard F. Miles....  GSCI         -0-           -0-           -0-            25,000         -0-           $ 6,250
                       TSY        $ 4,000       $76,500        11,000          5,000       $ 154,000       -0-
Bruce H. Nelson.....  GSCI         -0-           -0-           -0-            20,000         -0-           $ 5,000
                       TSY         -0-           -0-            3,000          2,000       $  26,250       $17,500

------------
"GSCI" -- GeoScience Corporation
"TSY" -- Tech-Sym Corporation

EXECUTIVE RETIREMENT AGREEMENT

     Mr. Miles is a party to a retirement agreement entered into with Tech-Sym Corporation in 1994 which provides for the payment to him of an annual retirement benefit for the remainder of his life commencing at his retirement on or after age 65 in an amount equal to 65% of his highest rate of base salary payable by Tech-Sym Corporation and its subsidiaries that is in effect at any time prior to his reaching age 61 ("Base Salary"). If Mr. Miles voluntarily terminates his employment prior to age 65, but on or after age 62, he shall commence receiving his retirement benefit reduced by 1.39% for each full calendar month which his date of termination precedes his 65th birthday, unless such reduction is waived by the Board of Tech-Sym. The applicable Base Salary of Mr. Miles for purposes of this agreement is $195,000. The agreement further provides for the payment of a surviving spouse's benefit equal to 37 1/2% of the Base Salary, which is payable annually upon his death to his surviving spouse, if any, for the lesser of ten years or the remainder of her life. Tech-Sym Corporation's obligation under the agreement to pay the retirement benefits terminates if Mr. Miles voluntarily leaves the employ of Tech-Sym Corporation prior to reaching age 62 (other than due to death or total and permanent disability) or is terminated for cause. The benefits remain payable in the event of the termination of employment prior to age 62 because of his total and permanent disability or his termination after reaching age 62, but in both instances are subject to reduction for their early commencement unless such reduction is waived by the board. Under the agreement, the surviving spouse's benefit is not payable if Mr. Miles voluntarily leaves the employ of Tech-Sym Corporation prior to age 62 or is terminated for cause, but is payable if the executive dies while still in the employ of Tech-Sym Corporation, or after his termination of employment after reaching age 62 or after his termination due to a disability. The agreement also provides Mr. Miles with continued company-provided health benefits after his retirement. The benefits under the agreement become 50% vested after ten years of continuous employment with Tech-Sym Corporation with an additional 10% each year thereafter until fully vested.

     Tech-Sym Corporation has contributed certain assets to a trust with a commercial bank to provide for the payment of the benefits under the retirement agreement. The amounts held in trust remain available to the claims of creditors of Tech-Sym Corporation in the event of its bankruptcy or insolvency.

TERMINATION AGREEMENT

     Tech-Sym Corporation entered into termination agreements with Mr. Miles and Mr. Nelson in 1991 and 1996, respectively, which provide that if the employment of the employee is terminated during the three-year period following a Change in Control of Tech-Sym Corporation, as defined in the agreement, other than for cause or by the employee for other than "good reason," the employee will continue to be paid his base salary, participate in the Bonus Plan and receive certain other benefits for the remainder of such three-year period, reduced by
(i) any amounts payable to the employee from other employment, and additionally, in the case of Mr. Miles only, (ii) any amounts paid pursuant to the Executive Retirement Agreement entered into by and between Tech-Sym Corporation and Mr. Miles.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the Nasdaq initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all reports required by Section 16(a) to be filed by its directors, officers and greater than 10% beneficial owners were filed on a timely basis, except that one Form 4 reporting a purchase by General Creech was reported late.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has a Compensation Committee comprised of three non-employee directors which reviews and recommends to the Board the payment of compensation to any employee of the Company or its subsidiaries with an annual salary of $100,000 or more. In addition, the Compensation Committee reviews and recommends to the Board all incentive compensation plans including, without limitation, bonus plans, stock option plans, stock purchase plans, and key employee compensation agreements. The Board has final approval concerning the Compensation Committee's recommendations.

     The Compensation Committee also administers the Company's 1996 Equity Incentive Plan and grants stock options and attendant stock appreciation rights to officers and key employees under the Plan. The Board does not have any approval or disapproval authority concerning the grants awarded by the Compensation Committee.

     The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of salary, incentive bonus, and stock options. In addition, all of the executive officers are eligible to participate in the Company's Section 401(k) Retirement Plan. Certain executive officers have entered into Termination Agreements with Tech-Sym Corporation and Mr. Miles is also a party to an Executive Retirement Agreement with Tech-Sym Corporation.

SALARY

     The base salaries of the executive officers are established at a level deemed appropriate to attract and retain qualified executives. In establishing its recommendations, the Compensation Committee considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated both within and outside of the Company, the recent performance in the executive's area of responsibility, the relative performance of other companies in similar businesses, and any changes in the cost-of-living. The salaries of the executive officers are expected to be reviewed annually with the performance of the prior year taken into account.

INCENTIVE BONUS PLANS

     The Company and its subsidiaries have incentive bonus plans which provide for incentive compensation for their officers and key employees. Under the Company's plan, the aggregate bonus pool from which such awards were made for 1996 did not exceed 2% of the Company's consolidated earnings before federal and state income taxes. The apportionment of that part of the Company's bonus pool paid to the executive officers is determined by the Board of Directors, pursuant to recommendations of the Compensation Committee, according to levels of responsibilities and individual performance. No bonus is payable if the Company fails to earn a profit.

     Under the incentive bonus plan for the Company's subsidiaries, directors, officers, and key employees of each of the subsidiaries are eligible to share in a bonus pool, calculated separately for each subsidiary, amounting to not less than 8% and not more than 15% of such subsidiary's annual earnings before state and federal income taxes. Bonus amounts earned in excess of 8% pre-tax earnings depend upon the degree by which each subsidiary exceeds certain performance criteria, such as sales, net profit and return on investment. The apportionment of the total amount of the bonus and the recipients thereof are determined by the senior management of the Company and the respective subsidiary according to levels of responsibility and individual performance except that approval of the Board of Directors of the Company, pursuant to recommendations of the Compensation Committee, is required for an award to (i) any recipient whose annual salary is equal to or greater than $100,000 and (ii) any division or subsidiary general manager or chief executive officer, regardless of the amount of compensation. No bonus is payable if the subsidiary fails to earn a profit.

     The amount of the bonus pool of the Company and of each subsidiary is subject to reduction by the amount of (i) any bonuses such as year-end bonuses paid to employees for such year, (ii) the matching contributions which each such company would be required to make to the retirement plan, if any, on the total bonus pool amount for the accounts of its bonus recipients and (iii) certain marketing incentives paid to employees for such year.

EQUITY INCENTIVE PLAN

     The Company's Equity Incentive Plan is designed to align the long-term interests of key employees with shareholder interests. The exercise price of options may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The employees awarded stock options benefit only when the market price of the Company's stock increases to the benefit of all shareholders. The number of options granted to any individual is dependent on the individual's level of responsibility and ability to influence the performance of the Company and its subsidiaries.

CEO COMPENSATION

     As with the other executive officers, the compensation of Mr. Miles consists primarily of salary, incentive bonus, and stock options. Mr. Miles' salary is reviewed on an annual basis by the Compensation Committee and the Board of Directors at the time of the annual election of officers at the Director's meeting held in conjunction with the annual stockholders' meeting held in April of each year. The incentive bonus is determined after the end of each year when financial results are available. Stock option grants are not automatic.

     The Company's initial public offering occurred on May 17, 1996. The salary for Mr. Miles was reviewed by the Committee at its first meeting on June 20, 1996, and the Committee recommended to the Board of Directors that his salary remain the same as that received from Syntron, Inc., before the organization of the Corporation and the initial public offering of its shares. The Board of Directors approved the recommendation.

     At the same meeting, the Committee awarded Mr. Miles an option to purchase 25,000 shares of Common Stock of the Corporation at 100% of the closing sales price of the stock on the date of grant. The options vest in equal installments of 25% on the anniversary date of award over a four year period. It was the considered opinion of the Committee that the grant, along with the stock owned directly by Mr. Miles, would provide a financial incentive for Mr. Miles to align his long-term interests with those of the Company's stockholders.

     A major portion of Mr. Miles' compensation consists of an annual incentive bonus and, as such, fluctuates with the financial performance of the Company. Since the revenue of the Company was 35% greater than its proforma performance in 1995 and the 1996 earnings of the Company were approximately 8% greater than its proforma performance in 1995, the Committee recommended, and the Board approved, an incentive bonus of $74,350. In addition, Mr. Miles received a bonus of $66,000 from Tech-Sym in recognition of his successful efforts in contributing to the increase in earnings of Tech-Sym Corporation as a result of the initial public offering of GeoScience Corporation.

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such acts.

     The foregoing report is given by the following members of the Compensation Committee.

     W. L. Creech         Christopher C. Kraft, Jr.       Michael C. Forrest

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Company paid approximately $1.0 million, $1.3 million and $1.8 million to Tech-Sym Corporation in 1994, 1995, and 1996, respectively, in connection with management, financial, and legal services provided by Tech-Sym Corporation to the Company. The amount of the fee payable by the Company was determined by Tech-Sym Corporation as the allocable portion of certain general and administrative expenses incurred by Tech-Sym Corporation based on the Company's net sales, payroll, and capital employed (fixed assets and inventory) in relation to the net sales, payroll and capital employed of Tech-Sym Corporation's subsidiaries in the aggregate. In May 1996, the Company and Tech-Sym Corporation entered into a Corporate Services Agreement that provides for a payment of a fee by the Company to Tech-Sym Corporation for providing management, financial, and legal services on substantially the same basis as

Tech-Sym Corporation has been compensated for such services historically. The Company believes that the fees paid to Tech-Sym Corporation in 1994, 1995, and 1996 for management, financial and legal services provided by Tech-Sym Corporation to the Company were not more than those that would have been payable to an unaffiliated third party for providing such services, and that the fees payable to Tech-Sym Corporation under the Corporate Services Agreement for the services to be provided thereunder for 1997 will not be more than the fees that would be required to be paid to an unaffiliated third party to provide such services. In addition, during 1994, 1995, and 1996 the Company paid to Tech-Sym Corporation approximately $709,000, $1.3 million, and $1.0 million, respectively, in interest on outstanding indebtedness owed to Tech-Sym Corporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicated the beneficial ownership of Common Stock, as well as the common stock of Tech-Sym Corporation, as of January 31, 1997, with respect to (i) each person who was known by the Corporation to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director,
(iii) each executive officer named in the Summary Compensation Table above and
(iv) all directors and executive officers as a group.

                                               GEOSCIENCE                    TECH-SYM
                                       --------------------------   --------------------------
          BENEFICIAL OWNER               SHARES        % OF CLASS     SHARES        % OF CLASS
-------------------------------------  -----------     ----------   -----------     ----------
Richard C. Cooper....................      -0-            *             -0-            *
W. L. Creech.........................       50,000(1)     *               6,000(3)     *
Michael C. Forrest...................       12,500(1)     *              10,500(3)     *
Wendell W. Gamel.....................        5,000        *             120,666(4)    1.99
John H. Jones........................        1,176(1)     *               1,600(3)     *
Christopher C. Kraft, Jr.............       12,000(1)     *              21,500(3)     *
Richard F. Miles.....................        1,823(1)     *              11,826(3)     *
Bruce H. Nelson......................       13,534(2)     *               3,000(3)     *
Edward R. Prince, Jr.................       10,000(1)     *             -0-            *
J. Rankin Tippins....................        4,000        *              25,906(5)     *
Ray F. Thompson......................        2,000        *              45,944(6)     *
Tech-Sym Corporation.................    7,900,000        77.02
  10500 Westoffice Drive
  Houston, Texas 77042
Directors and executive officers as a
  group
  (11 persons).......................      112,033          1.1         246,942         4.00

                                                   (FOOTNOTES ON FOLLOWING PAGE)

------------
 * Represents ownership of less than 1.0%.

(1) Includes 10,000, 10,000, 10,000, and 10,000 shares issuable under options, exercisable within 60 days of January 31, 1996, held by Messrs. Creech, Forrest, Kraft and Prince, respectively. Also includes 176 and 223 shares held by the Trustee of the GeoScience Retirement (401(k)) Plan and allocated to the accounts of Messrs. Jones and Miles, respectively.

(2) Includes (a) 11,400 shares held by the B. Nelson Family Limited Partnership Living Trust of which Mr. Nelson disclaims beneficial ownership except to the extent of his pecuniary interests therein, (b) 2,000 shares held by Mr. Nelson's daughter, of which Mr. Nelson disclaims beneficial ownership, and
    (c) 134 shares allocated to Mr. Nelson's account in the GeoScience Retirement (401(k)) Plan.

(3) Includes 5,000, 10,000, 1,600, 20,000, 11,000, and 3,000 shares issuable under options, exercisable within 60 days of January 31, 1996, held by Messrs. Creech, Forrest, Jones, Kraft, Miles, and Nelson respectively. Also includes 826 shares held by the Trustee of the GeoScience Retirement (401(k)) Plan and allocated to Mr. Miles' account.

(4) Includes (a) 36,000 shares issuable under options and exercisable within 60 days of January 31, 1996, (b) 5,713 shares held by the Trustee of the Tech-Sym Retirement (401(k)) Plan and allocated to Mr. Gamel's account, and
    (c) 5,000 shares held in trust for Mr. Gamel's children in which he disclaims beneficial ownership.

(5) Includes (a) 18,000 shares issuable under options and exercisable within 60 days of January 31, 1996, and (b) 2,362 shares held by the Trustee of the Tech-Sym Retirement (401(k)) Plan and allocated to Mr. Tippins' account.

(6) Includes (a) 25,000 shares issuable under options and exercisable within 60 days of January 31, 1996, and (b) 4,894 shares held by the Trustee of the Tech-Sym Retirement (401(k)) Plan and allocated to Mr. Thompson's account.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the percentage change in GeoScience's cumulative total return on its Common Stock over the preceding seven-month period with the cumulative total return of the Standard & Poor's Oil & Gas (Drilling & Equipment) Index and with the Nasdaq Stock Market-U.S. Index. The data presented assumes a hypothetical investment of $100 in the Company's stock and in the underlying stocks of each of the two indices as of May 17, 1996, and that all dividends were reinvested.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      May 17, 1996          December 31, 1996
                                      ------------          -----------------
Geoscience Corporation                   100                       76
Nasdaq Stock Market-US                   100                      109
S&P Oil and Gas                          100                      113
(Drilling and Equiptment)

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

     By action of the Board of Directors, Price Waterhouse LLP has been selected as independent public accountants of the Company for the year ending December 31, 1997. Price Waterhouse LLP has audited the accounts of the Company since 1967. A representative of such firm is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

PROPOSAL 2:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
             PRICE WATERHOUSE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 1997.

              APPROVAL OF AMENDMENTS TO THE GEOSCIENCE CORPORATION
                           1996 EQUITY INCENTIVE PLAN
                                  (PROPOSAL 3)

     The Board of Directors is proposing for stockholder approval certain amendments to the Company's 1996 Equity Incentive Plan (the "Stock Plan"), consisting of (i) certain revisions of the definition of the term "Management Objectives" for the purpose of enabling certain stock-based awards to qualify as "performance-based" compensation for tax deduction purposes under Section
162 of the Internal Revenue Code (the "Code"), (ii) an increase in the number of shares of Common Stock subject to options that are automatically granted annually to each director of the Company who is not an employee or consultant of the Company or an affiliate ("Outside Directors"), without the need for any additional action by the Board of Directors of stockholders of the Company, from 1,000 shares to 2,000 shares, (iii) the imposition, for Section 162(m) purposes, of a limit of (x) 250,000 shares of Common Stock as to which options, stock appreciation rights ("SARs") (but excluding SARs granted in tandem with options), Bonus Stock, Restricted Stock and Phantom Stock awards and (y) $1 million on the value of performance units that may be granted to any person during any calendar year, and (iv) the grant on December 11, 1996 to each Outside Director of 10,000 options, and to each director of Tech-Sym Corporation on such date who was not an Outside Director ("Tech-Sym Director") of 5,000 options, at an exercise price per share equal to the closing price of the Common Stock on December 11, 1996. A copy of the amended and restated Stock Plan is set forth as Appendix A to this Proxy Statement.

     GENERAL. The Company's Stock Plan was adopted by the Board of Directors of the Company and approved by the Company's sole stockholder in April 1996. The Board of Directors approved an amendment to the Stock Plan on December 11, 1996, and approved the restatement of the Stock Plan on February 19, 1997, subject to stockholder approval, which provides for the amendments discussed above. The Stock Plan permits the granting of any or all of the following types of awards ("Awards"): stock appreciation rights ("SARs"), stock options, restricted stock, dividend equivalents, performance units, automatic Director options, phantom shares, limited stock appreciation rights ("LSARs"), bonus stock and cash tax rights.

     ELIGIBILITY FOR PARTICIPATION. All officers and employees of, and any consultants to, the Company or any affiliate of the Company will be eligible for participation in all Awards under the Stock Plan other than Director options with tandem LSARs. The directors of the Company who are not employees or consultants of the Company or an affiliate will receive only automatic grants of Director options with tandem LSAR's.

     ADMINISTRATION. The Stock Plan is administered by the Compensation Committee of the Company's Board of Directors, which must consist solely of non-employee directors within the meaning of Rule 16b-3 of the Exchange Act. Except with respect to the automatic grant of Director options, the Compensation Committee will select the participants who will receive Awards, determine the type and terms of Awards to be granted and interpret and administer the Stock Plan.

     AMENDMENT AND TERMINATION. The Board of Directors of the Company may terminate or amend the Stock Plan without stockholder approval, except that stockholder approval is required for any amendment that would increase the number of shares authorized or otherwise cause grants under the Stock Plan to cease to satisfy the requirements of Rule 16b-3 of the Exchange Act.

     TERM OF THE STOCK PLAN. Unless sooner terminated, the Stock Plan will terminate on December 31, 2005, after which time no additional Awards may be made under it; however all then outstanding Awards will continue pursuant to their terms.

     SHARES SUBJECT TO THE STOCK PLAN. Subject to adjustment as described below, 1,500,000 shares of Common Stock may be awarded under the Stock Plan, of which no more than 300,000 shares may be issued as non-performance based restricted stock, phantom stock and/or bonus stock awards.

     EMPLOYEE/CONSULTANT STOCK OPTIONS. Stock options granted under the Stock Plan are subject to such terms and conditions as may be established by the Compensation Committee, which may include conditioning the exercisability of an option on the achievement of one or more performance goals, except that in all events: (i) no stock options may be granted after the termination of the Stock Plan; (ii) the option exercise price cannot be less than the market value per share of the Common Stock at the date of grant; and (iii) no stock option may be exercised more than 10 years after it is granted. Stock options may be granted either as incentive stock options ("ISOs") under Section 422 of the Code, non-qualified stock options or a combination thereof. However, ISOs can only be granted to participants who are employees of the Company or Tech-Sym or a subsidiary of the Company. In addition, the Committee may provide, with respect to an option granted to a key employee, that such grant will have an automatic "reload" grant feature, with such terms and conditions as the Committee may establish for such reload, including limitations on exercisability conditioned on the holding of the stock acquired on the exercise triggering such reload grant.

     The Compensation Committee will determine the form in which payment of the optionee's exercise price may be made, which may include cash, shares of Common Stock already owned by the optionee, a "cashless broker exercise" through purchases established by the Company, or any combination thereof.

     DIRECTOR STOCK OPTIONS. The Stock Plan currently provides that each director of the Company who is neither an employee of the Company or Tech-Sym shall automatically receive on the day following each annual meeting of the Company's stockholders (commencing with the 1997 meeting) an option to purchase 1,000 shares of Common Stock at an exercise price per share equal to the closing sale price of the Common Stock on the date of grant. Subject to the approval of the first amendment to the Stock Plan, this number of shares will be increased to 2,000. Each person who becomes a director of the Company and who is neither an employee of the Company or Tech-Sym shall receive an initial option award to purchase 10,000 shares of Common Stock on the date of such person's election or appointment at an exercise price per share equal to the closing sale price of the Common Stock on the date of grant. Neither the Compensation Committee nor the Board of Directors has any discretion with respect to non-employee director stock options. Each such Director option shall become exercisable six months from the date of grant (or, if earlier, the date of a Change in Control) and have a term of 10 years, subject to earlier termination depending upon continuity of service on the Boards.

     STOCK APPRECIATION RIGHTS. An SAR may be granted in tandem with stock options or separate and apart from a grant of stock options. The grant price of an SAR shall not be less than the fair market value per share of Common Stock on the date of grant and shall have a term not to exceed 10 years. The spread on the exercise of an SAR may be paid in cash, Common Stock or any combination thereof, as the Compensation Committee may determine.

     RESTRICTED STOCK. The Compensation Committee may also make grants of restricted stock, which are shares of Common Stock that may not be disposed of by the participant until the restrictions specified in the Award expire. The restrictions may include the achievement of specified performance goals. The participant will have, with respect to restricted stock, the right to vote the shares and, subject to such limitations (if any) established by the Compensation Committee, receive any cash dividends. Except as otherwise determined by the Compensation Committee, upon termination of a participant's employment for any reason during the restricted period, all restricted stock will be forfeited by the participant.

     PHANTOM SHARES. The Compensation Committee may grant Awards of phantom shares of Common Stock, which may be payable in cash, shares of Common Stock or a combination thereof, in consideration of the fulfillment of such conditions as the Compensation Committee may specify, which may include the achievement of specified performance goals.

     PERFORMANCE UNITS. Performance units are units equivalent to $100 (or such other value as the Compensation Committee determines) and may consist of payments in cash, shares of Common Stock or a combination thereof, payable upon the achievement of specified performance goals. The Compensation Committee shall determine the performance goals to be achieved during any performance period and the length of any performance period.

     BONUS STOCK. The Compensation Committee may deliver unrestricted shares of Common Stock to eligible persons as additional compensation for the person's services to the Company and its affiliates or in lieu of cash bonuses payable to a participant.

     DIVIDEND EQUIVALENTS. The Compensation Committee may provide, with respect to a stock option (other than Director options) or phantom share Awards that such Awards shall be credited (on an immediate or deferred basis) with dividend equivalents, which are equal to any cash dividends paid on the Common Stock while the Award is outstanding.

     LSARS. The Plan provides for automatic tandem LSARs with respect to each SAR, Director option and stock option. LSARs provide the participant with the right to receive, for a limited period following a Change in Control, the "spread" on his SARs, Director options and stock options in cash based on the value of the consideration paid in the Change in Control.

     CASH TAX RIGHTS. The Compensation Committee may grant cash tax rights in tandem with any Award payable in shares of Common Stock. A cash tax right is a right to receive cash upon receipt of the shares of Common Stock pursuant to the tandem Award.

     PERFORMANCE GOALS. The Compensation Committee may, in its discretion, subject any Award (other than Director options) to the attainment of certain performance goals. Such performance goals, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, department or function within the Company or a subsidiary in which the employee receiving the Award is employed or in individual or other terms, and which will relate to a period of time determined by the Compensation Committee. The performance goals that may be used include one or more of the following: (i) net earnings; (ii) operating income; (iii) earnings before interest and taxes ("EBIT"); (iv) earnings before interest, taxes, depreciation, and amortization expenses ("EBITDA"); (v) earnings before taxes and unusual or nonrecurring items; (vi) revenue; (vii) return on investment; (viii) return on equity; (ix) return on total capital; (x) return on assets; (xi) total stockholder return; (xii) return on capital employed in the business; (xiii) stock price performance; (xiv) earnings per share growth; and
(xv) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Compensation Committee in its discretion at the time of grant of the Award. A performance goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses. The Compensation Committee must certify the performance goals have been achieved before an Award subject to a performance goal can be paid.

     ANNUAL AWARD LIMITS. The maximum number of stock options, SARs not in tandem with stock options, Bonus Stock, Phantom Stock and Restricted Stock awards that any person can receive during any calendar year is 250,000. In addition, no person can receive Performance Unit grants having a value in excess of $1 million in any calendar year.

     TRANSFERABILITY. No Award under the Stock Plan that has not become payable or earned will be transferable other than by will or the laws of descent and distribution.

     ADJUSTMENTS. The Compensation Committee may provide for adjustment of Awards under the Stock Plan if it determines such adjustment is required to prevent dilution or enlargement of the rights of participants in the Stock Plan that would otherwise result from a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, reorganization or other similar corporate transaction.

     The Stock Plan permits the Company to allow an optionee, upon exercise of an option, to satisfy an applicable federal income tax requirements in the form of either cash or, at the discretion of the Compensation Committee, shares of Common Stock, including shares issuable upon exercise of such option.

     CHANGE IN CONTROL. The Stock Plan provides that Awards may, pursuant to their terms, provide that upon a "change in control" of the Company the Award would become immediately vested and exercisable or payable, as the case may be. A "change in control" of the Company shall be deemed to occur if a person or group acquires 25% or more of Tech-Sym's voting securities, the Directors of Tech-Sym at the beginning of any two-year period cease to constitute a majority of the Tech-Sym Board of Directors during such period for any reason, the stockholders of Tech-Sym approve a merger or consolidation of Tech-Sym with any other company (with certain exceptions), the stockholders of Tech-Sym approve an agreement for the sale, exchange or disposition by Tech-Sym of all or a substantial portion of Tech-Sym's assets or the stockholders of Tech-Sym adopt a plan of complete liquidation of Tech-Sym. If the Company ceases to be a subsidiary of Tech-Sym, "Company" is substituted for "Tech-Sym" in the above in determining whether a "change in control" has occurred.

     The Board of Directors of the Company may amend, suspend or terminate the Plan at any time, except that any amendment that would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan and (iii) materially modify the requirements as to eligibility for participation in the Plan requires stockholder approval unless, in each case, such approval is not required to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Unless the term of the Plan is extended or earlier terminated, the Plan will terminate on December 31, 2005.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Plan based on federal income tax laws in effect on January 1, 1997. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or director or the Company may result depending upon other consideration not described below.

     In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option (an option not qualified under Section 422 of the Code) ("NQO") is granted; (ii) at the time of exercise of a NQO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; (iii) at the time of sale of shares acquired pursuant to the exercise of a NQO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short term or long term capital gain (or loss) depending on how long the shares have been held.

     No income generally will be recognized by an optionee upon the grant or exercise of an ISO, although the excess of the fair market value on the date of exercise over the option price is included in alternative minimum taxable income for alternative minimum tax purposes. However, if the optionee exercises the ISO and disposes of the shares of Common Stock in the same year and the amount realized is less than the fair market value on the date of exercise, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and no disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee (the "Holding Periods"), then, upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as long term capital gain and any loss sustained will be a long term capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either Holding Period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount of equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short term or long term capital gain (or loss) depending on the holding period.

     No income will be recognized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash and the fair market value of any nonrestricted shares of Common Stock received pursuant to the exercise.

     A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of
Section 83 of the Code. Further, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares and any dividend received while the shares are subject to a substantial risk of forfeiture or restrictions will be treated as dividend income to the recipient.

     No income generally will be recognized upon the grant of phantom shares or performance units. Upon payment in respect of phantom shares or earned performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received less any amount paid for such award at the time of payment or transfer pursuant to the fulfillment of the specified conditions or the achievement of the performance goals.

     The recipient of bonus stock generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that such shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding period for such shares will also commence on that date.

     No income will be recognized upon the grant of a cash tax right. The recipient of a cash tax right will be subject to tax at ordinary income rates on the cash received pursuant to the Award.

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction for federal income tax purposes provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense,
(ii) is not an "excess parachute payment" within the meeting of Section 280G of the Code and (iii) if the $1.0 million limitation of Section 162(m) of the Code is exceeded, the compensation qualifies as "performance based" under such section.

     NEW BENEFITS UNDER PLAN. If the amendments to the Stock Plan are approved by the stockholders of the Company, each of the directors who is not an employee or consultant of the Company or an affiliate ("Outside Directors") will receive options to purchase 2,000 shares of Common Stock (rather than 1,000 shares of Common Stock as currently provided in the Stock Plan) on the day following the 1997 annual meeting of stockholders of the Company and on the day following each future annual meeting of the stockholders, in each case at option exercise prices equal to the closing sales price of the Common Stock on the date of grant. In addition, each of the Outside Directors and Tech-Sym Directors on December 11, 1996, will receive options on that date to purchase 10,000 and 5,000 shares of Common Stock, respectively, at an exercise price of $12.00 per share, the closing price of the Common Stock on that date. There are currently four Outside Directors and three Tech-Sym Directors of the Company. The closing price of the Company's Common Stock on March 14, 1997 was $12.0625 per share, as reported in THE WALL STREET JOURNAL (Southwest Edition).

     PROPOSAL 3: THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND URGES YOU TO VOTE FOR PROPOSAL 3. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                                 OTHER MATTERS

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter properly comes before the meeting, it is intended that proxies in the enclosed form will be voted on the matter in accordance with the discretion of the persons named in the proxy.

         STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 1998 annual meeting of stockholders must be received by the Company by November 28, 1997 to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                                    J. RANKIN TIPPINS
                                               VICE PRESIDENT AND SECRETARY

                                                                      APPENDIX A

                             GEOSCIENCE CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                               (FIRST AMENDMENT)

     GeoScience Corporation, a Nevada corporation (the "Company"), hereby amends and restates this GeoScience Corporation 1996 Equity Incentive Plan (this "Plan"), effective as of April 28, 1997, subject to stockholder approval.

     1. PURPOSE. The purpose of the Plan is to promote the interests of the Company by encouraging employees of, and consultants to, the Company and its Affiliates and the directors of the Company and Tech-Sym Corporation, who are not also employees of the Company or an Affiliate, to acquire or increase their equity interests in the Company and to provide a means whereby such persons may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Subsidiaries to attract and retain the services of individuals who are believed to be essential for the growth and profitability of the Company.

     2.  DEFINITIONS.  As used in this Plan:

          (a) "AFFILIATE" means, at any time, any corporation, partnership or other entity in which Tech-Sym or the Company, directly or indirectly, has a significant equity interest, as determined by the Committee.

          (b) "APPRECIATION RIGHT" means a right granted pursuant to Paragraph 5.

          (c) "AWARD" means an Appreciation Right, an Option Right, a Director Option, Phantom Shares, a Performance Unit, Bonus Stock, Restricted Stock or a Cash Tax Right.

          (d)  "BOARD" means the Board of Directors of the Company.

          (e) "BONUS STOCK" means unrestricted shares of Common Stock granted pursuant to Paragraph 9.

          (f)  "CASH TAX RIGHT" means a right granted pursuant to Paragraph 10.

          (g)  "CHANGE IN CONTROL" shall occur if:

             (i) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than Tech-Sym, any trustee or other fiduciary holding securities under an employee benefit plan of Tech-Sym, or any company owned, directly or indirectly, by the stockholders of Tech-Sym in substantially the same proportions as their ownership of stock of Tech-Sym) together with its "Affiliates" and "Associates," as such terms are defined in Rule 12b-2 of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Tech-Sym representing 25% or more of the combined voting power of Tech-Sym's then outstanding securities;

             (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the

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
        Tech-Sym Board, and any new director (other than a director designated by a person who has entered into an agreement with Tech-Sym to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Tech-Sym Board or nomination for election by Tech-Sym's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (iii) the stockholders of Tech-Sym approve a merger or consolidation of Tech-Sym with any other company other than (1) a merger or consolidation which would result in the voting securities of Tech-Sym outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of Tech-Sym (or such surviving entity) outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Tech-Sym (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of Tech-Sym's then outstanding securities; or

             (iv) the stockholders of Tech-Sym adopt a plan of complete liquidation of Tech-Sym or approve an agreement for the sale, exchange or disposition by Tech-Sym of all or a significant portion of Tech-Sym's assets. For purposes of this clause (iv), the term "the sale, exchange or disposition by Tech-Sym of all or a significant portion of Tech-Sym's assets"shall mean a sale or other disposition transaction or series of related transactions involving assets of Tech-Sym or any subsidiary (including the stock of any subsidiary) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Tech-Sym Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 25% of the fair market value of Tech-Sym (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of Tech-Sym" shall be the aggregate market value of the outstanding shares of common stock of Tech-Sym (on a fully diluted basis) plus the aggregate market value of Tech-Sym's other outstanding equity securities. The aggregate market value of the shares of common stock of Tech-Sym shall be determined by multiplying the number of shares of Tech-Sym's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of common stock of Tech-Sym for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of Tech-Sym shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of common stock of Tech-Sym or by such other method as the Tech-Sym Board shall determine is appropriate.

     On and after the date the Company ceases to be a subsidiary (within the meaning of Code Section 424) of Tech-Sym, the terms "Company" and "Board"shall replace "Tech-Sym" and "Tech-Sym Board", respectively, wherever such terms are used in this definition of Change in Control.

          (h) "CODE" means the Internal Revenue Code of 1986, as in effect from time to time.

          (i)  "COMMITTEE" means the Compensation Committee of the Board.

          (j) "COMMON STOCK" means the Common Stock, $0.01 par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 14.

          (k) "DATE OF GRANT" means (i) with respect to an Award other than a Director Option, the date specified by the Committee on which such Award will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto) and (ii) with respect to a Director Option, the automatic date of grant as provided in Paragraph 11.

          (l) "DIRECTOR" means a director of the Company who is not also an employee of, or consultant to, the Company or an Affiliate.

          (m) "DIRECTOR OPTION" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 11.

          (n) "DIVIDEND EQUIVALENT" means, with respect to an Option Right or Phantom Share, an amount equal to the amount of any dividends that are declared and become payable after the Date of Grant for such Award and on or before the date such Award is exercised, paid or forfeited, as the case may be.

          (o) "GRANT PRICE" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

          (p) "MANAGEMENT OBJECTIVES" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time (Performance Cycle) determined by the Committee. The Management Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following (i) net earnings;
     (ii) operating income; (iii) earnings before interest and taxes ("EBIT");
     (iv) earnings before interest, taxes, depreciation, and amortization expenses ("EBITDA"); (v) earnings before taxes and unusual or nonrecurring items; (vi) revenue; (vii) return on investment; (viii) return on equity; (ix) return on total capital; (x) return on assets; (xi) total stockholder return; (xii) return on capital employed in the business;
     (xiii) stock price performance; (xiv) earnings per share growth; and (xv) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Management Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses. The Committee, in its sole discretion and without the consent of the Participant, may amend (i) any stock-based Award to reflect (1) a change in corporate capitalization, such as a stock split or dividend, (2) a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), (3) any partial or complete corporate liquidation, or (4) a change in accounting rules required by the Financial Accounting Standards Board and (ii) any Award that is not intended to meet the requirements of Section 162(m) of the Code, to reflect significant event that the Committee, in its sole discretion, believes to be appropriate to reflect the original intent in the grant of the Award. With respect to an Award that is subject to Section 162(m) of the Code, the Committee must first certify that the Management Objectives have been achieved before the Award may be paid.

          (q) "MARKET VALUE PER SHARE" means, at any date, the closing sale price per share of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded.

          (r) "OPTION PRICE" means the purchase price per share payable on exercise of an Option Right or Director Option.

          (s) "OPTION RIGHT" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4.

          (t) "PARTICIPANT" means an employee of, or consultant to, the Company or any of its Affiliates who is selected by the Committee to receive an Award under any of Paragraphs 4 through 10 and shall also include a Director or Tech-Sym Director who has received an automatic grant of Director Options pursuant to Paragraph 11.

          (u) "PERFORMANCE UNIT" means a unit equivalent to $100 (or such other value as the Committee determines) awarded pursuant to Paragraph 8.

          (v) "PHANTOM SHARES" means notional shares of Common Stock awarded pursuant to Paragraph 7.

          (w) "RESTRICTED STOCK" means shares of Common Stock granted or sold pursuant to Paragraph 6 as to which neither the ownership restrictions nor the restriction on transfers referred to therein has expired.

          (x) "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

          (y) "SPREAD" means the amount determined by multiplying (i) the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price provided for in the related Option Right or, if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right by (ii) the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

          (z)" "SUBSIDIARY" means, at any time, any corporation in which at the time the Company then owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

          (aa)  "TECH-SYM" means Tech-Sym Corporation, a Delaware corporation.

          (bb) "TECH-SYM DIRECTOR" means a director of Tech-Sym who is not also (1) an employee of, or consultant to, the Company or an Affiliate or
     (2) a Director.

     3. SHARES AVAILABLE UNDER PLAN. Subject to adjustments as provided in Paragraph 14, 1,500,000 is the maximum number of shares of Common Stock which may be issued or transferred and covered by all outstanding Awards under this Plan, of which number no more than 300,000 shares may be issued or transferred as Restricted Stock and/or Phantom Shares, the vesting of which is not subject to the achievement of Management Objectives, and/or as Bonus Stock. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights or the payment of any Phantom Shares, there will be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or equal to the Phantom Shares, as applicable, regardless of whether such Appreciation Rights or Phantom Shares were paid in cash or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights, Appreciation Rights, or Phantom Shares awarded or sold as Restricted Stock that are terminated unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan, unless, with respect to Restricted Stock, the Participant has received benefits of ownership with respect to such shares, such as dividends, but not including voting rights. No person may receive Appreciation Rights, Option Rights, Phantom Shares, Bonus Stock and Restricted Stock awards with respect to more than 250,000 shares during any calendar year; but disregarding any Appreciation Rights granted in tandem with any Option Rights granted that year. Similarly, the maximum value of Performance Units that may be granted to any person during any calendar may not exceed $1 million.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of shares of Common Stock to which it pertains and whether Dividend Equivalents are awarded with respect to the option, and; if awarded, the payment or crediting of such Dividend Equivalents.

          (b) Each grant will specify its Option Price, which may not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Each grant will specify that the Option Price will be payable (i) in cash or by check payable and acceptable to the Company or (ii) subject to the approval of the Committee, (a) by tendering to the Company shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full Option Price for the shares with respect to which the option is being exercised and by paying any remaining amount of the Option Price as provided in (i) above (provided that the Committee may, upon confirming that the optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise) or (b) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option Price and any required tax withholding amounts; provided that in the event the optionee chooses to pay the Option Price as provided in (ii)(b) above, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (iii) by a combination of such payment methods. Payment instruments will be received subject to collection.

          (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (e) Each grant will specify the required period or periods of continuous service by the Participant with the Company and the Affiliates and/or the Management Objectives (if any) to be achieved before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

          (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (g) Option Rights granted under this Plan may be (i) options which are intended to qualify as incentive stock options under Section 422 of the Code, provided, however, such options may only be granted to employees of the Company, its parent corporation and subsidiaries of the Company, (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

          (h) Option Rights granted to a Participant who is an officer of the Company, Tech-Sym or a Subsidiary may, in the discretion of the Committee, provide for an automatic "reload" grant upon the exercise of the Option Right, with such terms and conditions on any such reload grant as the Committee may choose, provided, however, the Option Price may not be less than 100% of the Market Value per Share on the Date of Grant of the reload option and its term may not exceed the remaining term for the exercised option.

          (i) Each grant may, in the discretion of the Committee, provide that the Common Stock acquired upon exercise of the Option Right shall remain subject to a "substantial risk of forfeiture", within the meaning of
     Section 83 of the Code and the regulations thereunder, with such restrictions as the Committee may determine.

          (j) Each grant shall specify the period during which the Option Right may be exercised, but no Option Right will be exercisable more than ten years from the Date of Grant.

          (k) Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

     5. APPRECIATION RIGHTS. The Committee may also from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of Appreciation Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right will be a right of the Participant granted such Award to receive from the Company, upon exercise, an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the limitations, contained in the following provisions:

          (a) Each grant will state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, will specify the number of shares of Common Stock in respect of which it is made.

          (b) Each grant made in tandem with Option Rights will specify the Option Price and each grant not made in tandem with Option Rights will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash or Company check,
     (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread or (iii) any combination thereof, as determined by the Committee in its sole discretion.

          (d) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise).

          (e) Each grant will specify the required period or periods of continuous service by the Participant with the Company and its Affiliates and/or Management Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable. Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement, including an involuntary termination other than for cause.

          (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (g) Each grant of an Appreciation Right will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which agreement will describe such Appreciation Right, identify any Option Right granted in tandem with such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

     6. RESTRICTED STOCK. The Committee may also from time to time authorize grants or sales to any Participant (other than a Director or Tech-Sym Director) of Restricted Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Stock are subject to any such restrictions.

          (b) Each grant or sale will specify the Management Objectives, if any, that are to be achieved in order for the ownership restrictions to lapse. Each grant or sale that is subject to the achievement of Management Objectives will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which the shares of Restricted Stock will be forfeited and may set forth a formula or other method for determining the number of shares of Restricted Stock with respect to which restrictions will lapse if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (d) Each such grant or sale will provide that the shares of Restricted Stock covered by such grant or sale will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of
     Section 83 of the Code and the regulations thereunder, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

          (e) Each such grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to continuing restrictions in the hands of any transferee).

          (f) Each grant or sale of Restricted Stock will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

          (g) Unless otherwise approved by the Committee, certificates representing shares of Common Stock transferred pursuant to a grant of Restricted Stock will be held in escrow pursuant to an agreement satisfactory to the Committee until such time as the restrictions on transfer have expired or the shares have been forfeited.

     7. PHANTOM SHARES. The Committee may also from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of Phantom Shares upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Phantom Shares to which it pertains and the payment or crediting of any Dividend Equivalents with respect to such Phantom Shares.

          (b) Each grant will specify the Management Objectives, if any, that are to be achieved in order for the Phantom Shares to be earned. Each grant that is subject to the achievement of Management Objectives will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which the Phantom Shares will be forfeited and may set forth a formula or other method for determining the number of Phantom Shares to be earned if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each grant will specify the time and manner of payment of Phantom Shares which have been earned, which payment may be made in (i) cash, (ii) shares of Common Stock or (iii) any combination thereof, as determined by the Committee in its sole discretion.

          (d) Each grant of Phantom Shares will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement or otherwise, including an involuntary termination other than for cause.

     8. PERFORMANCE UNITS. The Committee may also from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of Performance Units upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Performance Units to which it pertains.

          (b) Each grant will specify the Management Objectives that are to be achieved in order for the Performance Units to be earned. Each grant will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and may set forth a formula or other method for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each grant will specify the time and manner of payment of Performance Units which have become payable, which payment may be made in
     (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable or (iii) any combination thereof, as determined by the Committee in its sole discretion at the time of payment.

          (d) Each grant of a Performance Unit will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination of employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

     9. BONUS STOCK. The Committee may also from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of Bonus Stock, which shall constitute a transfer of shares of Common Stock, without other payment therefor, as additional compensation for the Participant's services to the Company or its Affiliates.

     10. CASH TAX RIGHTS. (a) The Committee may also from time to time authorize grants to any Participant (other than a Director or Tech-Sym Director) of Cash Tax Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Cash Tax Rights may be granted in tandem with any Award that is payable in shares of Common Stock. A Cash Tax Right will be the right of the Participant granted such Award to receive from the Company, upon receipt of shares of Common Stock pursuant to the tandem Award, an amount of cash, which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Market Value per Share (not exceeding 100%) of each share of Common Stock received upon payment of the tandem Award.

     (b) Each grant of a Cash Tax Right will (i) state the Award it is made in tandem with and will specify the percentage of the Market Value per Share that shall be payable in cash and (ii) be evidenced by an agreement extended on behalf of the Company by any officer and delivered to and accepted, by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination of employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

     11. DIRECTOR OPTIONS. (a) Each Director and Tech-Sym Director who serves in such capacity on the 30th trading day following the date of the closing of the initial public offering of the Common Stock (the "IPO") shall automatically receive, on such date, a Director Option for 10,000 and 5,000 shares of Common Stock, respectively. Each Director who is elected or appointed to the Board for the first time after such 30th trading day shall automatically receive, on the date of his or her election or appointment, a Director Option for 10,000 shares of Common Stock. In addition, each person who is a Director or Tech-Sym Director on December 11, 1996 shall receive on such date a Director Option for 10,000 and 5,000 shares of Common Stock, respectively ("Special Director Options").

     (b) On the day following the regular Annual Meeting of the Stockholders of the Company in each year that this Plan is in effect (commencing with the 1997 Annual Meeting of Stockholders), each Director who is in office on that day and who was not elected for the first time at such annual meeting shall automatically receive a Director Option for 2,000 shares of Common Stock.

     (c) Each Director Option will be subject to all of the limitations contained in the following provisions:

          (i) Each Director Option shall become exercisable (vested) on the earlier of the first day that is more than six months following its Date of Grant or the date of a Change in Control; provided that in no event shall any Director Option be exercisable prior to the approval of this Plan by the Company's stockholders.

          (ii) The Option Price of each Director Option shall be the Market Value per Share on its Date of Grant; except, however, with respect to (A) Director Options granted on the 30th trading day following the date of the closing of the IPO, the Option Price shall be the arithmetic average, without regard to number of shares, of the closing price of the Common Stock on the NASDAQ National Market for the 30 trading days after the date of the closing of the IPO, as reported in THE WALL STREET JOURNAL, and (B) Special Director Options, the Option Price shall be $12.

          (iii) Each Director Option that is vested may be exercised in full at one time or in part from time to time by giving written notice to the Company, stating the number of shares of Common Stock with respect to which the Director Option is being exercised, accompanied by payment in full of the Option Price for such shares, which payment may be (1) in cash by check acceptable to the Company, (2) by tendering to the Company shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full option exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the option exercise price as provided (1) above (provided that the Committee may, upon confirming that the optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise), (3) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any required tax withholding amounts; provided that in the event the optionee chooses to pay the exercise price in this manner, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (4) by a combination of such methods of payment. Payment instruments will be received subject to collection.

          (iv) Each Director Option shall expire 10 years from the Date of Grant thereof, but shall be subject to earlier termination as follows:
     Director Options, to the extent exercisable as of the date the Director or Tech-Sym Director ceases to serve as a director of the Company and, if applicable, Tech-Sym, must be exercised within one year of such date unless such termination results from the Director's or Tech-Sym Director's death, disability or retirement, in which case the Director Options shall be fully vested and may be exercised by the optionee or the optionee's legal representative or the person to whom the Director's or Tech-Sym's Director's rights shall pass by will or the laws of descent and distribution, as the case may be, within three years from the date of termination; provided however, that no such event shall extend the normal expiration date of such Director Options.

          (v) In the event that the number of shares of Common Stock available for grants under this Plan is insufficient to make all automatic grants provided for in this Paragraph 11 on the applicable date, then all Directors and Tech-Sym Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Paragraph 11 shall terminate.

          (vi) Grants made pursuant to this Paragraph 11 shall be subject to all of the terms and conditions of this Plan; however, if there is a conflict between the terms and conditions of this Paragraph 11 and the terms and conditions of any other Paragraph, then the terms and conditions of this Paragraph 11 shall control. The Committee may not exercise any discretion with respect to this Paragraph 11 which would be inconsistent with the intent that this Plan meet the requirements of Rule 16b-3.

     (d) Notwithstanding the foregoing, no further Director Options shall be granted to a Tech-Sym Director after the date the Company ceases to be a subsidiary (within the meaning of Section 424 of the Code) of Tech-Sym and such date shall be treated, for purposes of paragraph (c)(iv) above, as the date a Tech-Sym Director ceases to serve as a director of Tech-Sym.

     12. LSARS. Notwithstanding anything in Paragraphs 4, 5 or 11 above to the contrary, if during the 60-day period following the date of a Change in Control or, with respect to an option, Appreciation Right or Director Option granted to a Participant who is subject to Section 16(b) of the Exchange Act, the 60-day period following the earlier of the date that Section 16(b) of the Securities Exchange Act of 1934 ceases to apply to such person or six months following the date of grant of such option, Appreciation Right or Director Option (but not to exceed the remaining term of such option, Appreciation Right or Director Option), a Participant (or beneficiary thereof) elects to exercise an option, Appreciation Right or Director Option, as applicable, the holder shall receive in cash whichever of the following amounts is applicable:

          (i) with respect to an acquisition of Common Stock described in clause
     (i) of the definition of Change in Control, an amount equal to the Acquisition Spread (as defined below);

          (ii) with respect to a change in composition of the Board described in clause (ii) of the definition of Change in Control, an amount equal to the Spread (as defined below); or

          (iii) with respect to stockholder approval of an agreement or adoption of a plan described in clause (iii) or (iv) of the definition of Change in Control, an amount equal to the Merger Spread (as defined below).

          As used in this Paragraph 12, the following terms shall have the meaning indicated:

          (1) The term "Acquisition Price Per Share" shall mean the greater of (i) the highest price paid by a person (or an Affiliate or Associate thereof) for any share of Common Stock acquired prior to, but in connection with, a Change in Control described in clause (i) of the definition of a Change in Control or (ii) the highest Market Value per Share for any day during the 60-day period ending on the date the option, Appreciation Right or Director Option is exercised.

          (2) The term "Acquisition Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Acquisition Price Per Share over (B) the price per share of

     Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

          (3) The term "Merger Price Per Share" shall mean the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement or adoption, if such fixed or formula price is determinable on the date on which such option, Appreciation Right or Director Option is exercised, and (ii) the highest Market Value per Share for any day during the 60-day period ending on the date on which such option, Appreciation Right or Director Option is exercised.

          (4) The term "Merger Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Merger Price Per Share over (B) the price per share of Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

          (5) The term "Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the highest Market Value per Share for any day during the 60-day period ending on the date the option, Appreciation Right or Director Option is exercised over (B) the price per share of Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

     The Company intends that this Paragraph 12 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor ("the Rule") under the Exchange Act during the term of the Plan. Should any provision of this Paragraph 12 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Paragraph 12 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

     13. TRANSFERABILITY. No Award will be transferable by a Participant other than by will or the laws of descent and distribution. Director Options, Option Rights or Appreciation Rights will be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

     14. ADJUSTMENTS. The Board may make or provide for such adjustments in the maximum number of shares specified in Paragraph 3, in the numbers of shares of Common Stock covered by outstanding Director Options, Option Rights, Appreciation Rights and Phantom Shares granted hereunder, in the Option Price or Grant Price applicable to any such Director Options, Option Rights and Appreciation Rights, and/or in the kind of shares covered thereby (including shares of another issuer), as the Board, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporation transaction or event having an effect similar to any of the foregoing.

     15. FRACTIONAL SHARES. The Company will not be required to issue any fractional share of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions for the settlement of fractions in cash.

     16. WITHHOLDING OF TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any grant or payment made to a Participant or any other person under this Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such grant or payment that the Participant or such other person make arrangements satisfactory to the Company for the payment of the balance of the such taxes required or requested to be withheld, which arrangements in the discretion the Committee may include relinquishment of a portion of such Award or payment. With respect to any Participant who is subject to Rule 16b-3 at the time withholding is required with respect to an Award payable in Common Stock (other than an Option Right), the Company shall automatically withhold from such Award, to the extent such withholding is not satisfied by a tandem Cash Tax Right, if any, a number of shares of Common Stock having an aggregate Market Value per Share equal to the amount of taxes required to be withheld by the Company.

     17. PARACHUTE TAX GROSS-UP. To the extent that the acceleration of vesting or any payment, distribution or issuance made to a Participant under the Plan (a "Benefit") is subject to a golden parachute excise tax under Section 4999(a) of the Code (a "Parachute Tax"), the Company shall pay such Participant an amount of cash (the "Gross-up Amount") such that the "net" Benefit received by the Participant under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any federal or state income taxes on the Gross-up Amount, shall be equal to the Benefit that such Participant would have received if such Parachute Tax had not been applicable.

     18. ADMINISTRATION OF THE PLAN. (a) This Plan will be administered by the Committee, which at all times will consist entirely of not less than three directors appointed by the Board, each of whom will be a "disinterested person" within the meaning Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved writing, will be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or documentation will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith or in the absence of gross negligence or willful misconduct on the part of such member.

     19. AMENDMENTS, ETC. (a) This Plan may be amended from time to time by the Board but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in this Plan no longer satisfying the requirements of Rule 16b-3; provided, however, that the provisions of Paragraphs 11 and 12 (as they relate to Director Options) may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Affiliate, nor will it interfere in any way with any right the Company or any Affiliate would otherwise have to terminate such Participant's employment or other service at any time.

     20. TERM. This Plan shall be effective as of April 30, 1996, subject to approval by the Company's stockholders; provided, however, no Award shall be exercisable or payable prior to the date of such stockholders' approval. In the event that this Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, this Plan and all Awards made under this Plan shall be automatically null and void. Unless sooner terminated, this Plan shall terminate on December 31, 2005, and no further Awards shall be made, but all outstanding Awards on such date shall remain effective in accordance with their terms and the terms of this Plan.

PROXY                        GEOSCIENCE CORPORATION                        PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) WENDELL W. GAMEL, RICHARD F. MILES and J. RANKIN TIPPINS, or any of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Stockholders' Meeting of GeoScience Corporation (herein the "Company") to be held on April 28, 1997, and any adjournment(s) thereof, according to the number of votes owned by the undersigned as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2 AND 3.

PROPOSAL 1.
The Election of Directors:
                       [ ] FOR nominees listed below   [ ] WITHHOLD AUTHORITY
                       (except as marked               to vote for all nominees
                       to the contrary below)          listed below

                 Class I: Michael C. Forrest, J. Rankin Tippins

                 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME HERE:

-------------------------------------------------------------------------------

PROPOSAL 2: Ratification of the appointment of Price Waterhouse LLP as the independent public accountants of the Company.

                      [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

PROPOSAL 3: Approval and ratification of amendments to the GeoScience
            Corporation 1996 Equity Incentive Plan

                      [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

                   (continued and to be signed on other side)

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ANY PRIOR PROXY IS HEREBY REVOKED.

                                                Dated: ___________________, 1997

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                  (Signature if held jointly)

                                                Please sign exactly as your name
                                                appears at the left. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized person. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.